Exhibit 10.1


                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of ______________, 2001 by and between POORE BROTHERS, INC., a Delaware corporation ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("TEJAS"), POORE BROTHERS - BLUFFTON, LLC (formerly known as Wabash Foods, LLC ("WABASH")), a Delaware limited liability company ("PBB"), BOULDER NATURAL FOODS, INC., an Arizona corporation ("BOULDER"), and BN FOODS, INC., a Colorado corporation ("BNF") (PBI, PBAI, PBDI, Tejas, PBB, Boulder and BNF each a "BORROWER" and collectively the "BORROWER" or the "BORROWERS"), and U.S. BANK NATIONAL
ASSOCIATION, a national banking association, successor in interest to U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "LENDER").

                                    RECITALS:

     A. PBI, PBAI, PBDI, Tejas, PBB (as Wabash) and the Lender entered into a certain Credit Agreement dated as of October 3, 1999, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2000, and as further amended by that certain Second Amendment to Credit Agreement dated as of March 1, 2001 (as amended, the "Credit Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     B. Boulder became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 7, 2000 by and between Boulder, Lender, PBI, PBAI, PBDI, Tejas and PBB (as Wabash).

     C. BNF became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 30, 2000 by and between BNF, Lender, PBI, PBAI, PBDI, Tejas, PBB (as Wabash) and Boulder.

     D. The Borrowers have requested the Lender to amend the Credit Agreement to provide for (i) an increase in the Revolving Commitment Amount (as defined in the Credit Agreement) to $5,000,000, (ii) a new $500,000 capital expenditure line of credit, and (iii) certain modifications to the financial covenants set forth therein. The Lender has agreed to do so upon the terms and subject to the conditions herein set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for One Dollar and other good and valuable consideration, the nature, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DELIVERY OF DOCUMENTS. At or prior to the execution of this Amendment, Borrowers shall have delivered or caused to be delivered to the Lender the following documents each dated such date and in form and substance satisfactory to the Lender and duly executed by all appropriate parties:

          (a)  This Amendment;

          (b)  Revolving Note in the form attached hereto;

          (c)  Capital Expenditure Note in the form attached hereto;

          (d) Acknowledgment and Consent of Subordinated Lender from Wells Fargo Small Business Investment Company, Inc. in the form attached hereto;

          (e) The Articles of Merger of PBDI with and into PBI, for filing with the State of Arizona;

          (f)  The Plan and Agreement of Merger of PBDI with and into PBI;

          (g) The Certificate of Ownership and Merger of PBDI with and into PBI, for filing with the State of Delaware;

          (h) The Unanimous Consent of the Directors of PBDI authorizing the merger transaction contemplated by the documents listed in items 1(e)-1(g) above;

          (i)  The Unanimous  Consent of Directors of PBI authorizing the merger
               transaction   contemplated  by  the  documents  listed  in  items
               1(e)-(g) above;

          (j) The Articles of Merger of PBAI with and into PBI, for filing with the State of Arizona;

          (k)  The Plan and Agreement of Merger of PBAI with and into PBI;

          (l) The Certificate of Ownership and Merger of PBAI with and into PBI, for filing with the State of Delaware;

          (m) The Unanimous Consent of the Directors of PBAI authorizing the merger transaction contemplated by the documents listed in items 1(j)-1(l) above;

          (n)  The Unanimous  Consent of Directors of PBI authorizing the merger
               transaction   contemplated  by  the  documents  listed  in  items
               1(j)-(l) above;

          (o) Evidence of the conversion of the subordinated debt previously held by Renaissance Capital Growth and Income Fund III, Inc. into capital stock of PBI;

          (p) Evidence of payment to Lender of a fully earned, nonrefundable facility increase fee of $20,000;

          (q) Evidence of payment to Lender of a fully earned, nonrefundable origination fee of $5,000 with respect to the new capital expenditure line of credit; and

          (r) Such other documents or instruments as the Lender may reasonably require, including, without limitation, any financing statements, notices or other instruments, required by Lender to evidence or perfect more effectively the security interest of Lender in the Collateral (as that term is defined in the Security Agreement).

     2. AMENDMENTS.

          SECTION 2.1. DEFINED TERMS.

          (a) The following terms defined in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

               "NOTES": The Revolving Note, the Term Notes and the Capital Expenditure Loan Note.

               "REVOLVING COMMITMENT AMOUNT": An amount equal to $5,000,000.

          (b) The definition of "Facility Amount" in Section 2.1 of the Credit Agreement is hereby deleted in its entirety.

          (c) The following new defined terms are hereby added to Section 1.1 of the Credit Agreement:

               "CAPITAL EXPENDITURE LOAN": As defined in Section 2.1(f).

               "CAPITAL EXPENDITURE LOAN AMOUNT": As defined in Section 2.1(f).

               "CAPITAL EXPENDITURE LOAN AVAILABILITY TERMINATION DATE": As defined in Section 2.1(f).

               "CAPITAL EXPENDITURE LOAN COMMITMENT": The obligation of the Lender to make Capital Expenditure Loans to the Borrower up to the Capital Expenditure Loan Amount upon the terms and subject to the conditions and limitations of this Agreement.

               "CAPITAL EXPENDITURE LOAN NOTE": As defined in Section 2.3.

               "COMMITMENTS":   The  Revolving  Commitment,   the  Term  Loan  A
               Commitment,   the  Term  Loan  B  Commitment,  the  Term  Loan  C
               Commitment, the Term Loan D Commitment and the Capital Expenditure Loan Commitment.

               "FACILITY AMOUNT": An amount equal to the sum of the Revolving Commitment Amount, plus the Term Loan A Commitment Amount, plus the Term Loan B Commitment Amount, plus the Term Loan C Commitment Amount, plus the Term Loan D Commitment Amount, plus the Capital Expenditure Loan Amount.

               "QUALIFIED CAPITAL EXPENDITURE": A Capital Expenditure which meets the following requirements:

                    (a) it  arises  in the  ordinary  course  of the  Borrower's business;

                    (b) no portion thereof has been paid by or financed with any other Person;

                    (c)  the  capital   assets   acquired   with  such   Capital
               Expenditure are in good and workable conditions, ordinary wear and tear excepted;

                    (d) the capital assets acquired with such Capital Expenditure are not subject to any prior assignment, claim or Lien other than (i) a first priority Lien in favor of the Lender, and (ii) Liens consented to by the Lender in writing;

                    (e)  the  capital   assets   acquired   with  such   Capital
               Expenditure comply with the Borrower's specifications and has been delivered to and accepted by the Borrower;

                    (f) there exists no dispute with respect thereto between the
               Borrower and the manufacturer or supplier of the capital assets acquired with such Capital Expenditure including, without limitation, warranties or other claims;

                    (g) the capital assets acquired with such Capital Expenditure do not, in any way violate or fail to meet any warranty, representation or covenant contained in the Loan Documents relating directly or indirectly to such assets;

                    (h) the  Lender  has  determined  in its sole  and  absolute discretion that the capital assets acquired with such Capital Expenditure are not unacceptable due to age, type, condition or quality; and

                    (i) the Capital Expenditure is not made in payment of obligations arising under any lease with respect to which the lessee is required concurrently to recognize the acquisition of an assent and the incurrence of a liability in accordance with GAAP.

          SECTION 2.2 REVISIONS TO REVOLVING LINE OF CREDIT. Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "2.1(a) REVOLVING CREDIT. A revolving loan (the "REVOLVING LOAN") to the Borrower available as advances ("ADVANCES") at any time and from time to time from the Closing Date to October 31, 2003 (the "REVOLVING MATURITY DATE"), during which period the Borrower may borrow, repay, and reborrow in accordance with the provisions hereof, provided, that the unpaid principal amount of revolving Advances shall not exceed the lesser of (i) the Revolving Commitment Amount, and (ii) the Borrowing Base."

          SECTION 2.3 NEW CAPITAL EXPENDITURE LINE OF CREDIT. A new Section 2.1(f) is hereby added to the Credit Agreement to read as follows:

               "2.1(f) CAPITAL EXPENDITURE LOANS. One or more loans (each, a "CAPITAL EXPENDITURE LOAN" and collectively, the "CAPITAL EXPENDITURE LOANS") to the Borrower during the period from and after the date hereof until the earlier of the Revolving Maturity Date or December 31, 2001 (the "CAPITAL EXPENDITURE LOAN AVAILABILITY TERMINATION DATE", in such amounts and at such times as the Borrower may from time to time request, up to but not in excess of (i) with respect to each Capital Expenditure Loan, an amount equal to the Qualified Capital Expenditures to be paid with the proceeds of such Capital Expenditure Loan, and (ii) with respect to Capital Expenditure Loans in the aggregate, an amount equal to $500,000 (the "CAPITAL EXPENDITURE LOAN AMOUNT"). The proceeds of each Capital Expenditure Loan shall be used by the Borrower solely to pay Qualified Capital Expenditures. Each request for a Capital Expenditure Loan shall be in a minimum amount of $100,000."

          SECTION 2.4 PROCEDURE FOR CAPITAL EXPENDITURE LOANS. Section 2.2 of the Credit Agreement is hereby amended by deleting in its entirety the last sentence of said Section and replacing it with the following:

               "Notice of Borrower's intention to request a Term Loan or a Capital Expenditure Loan shall be subject to the same time limits and other requirements set forth in this Section 2.2."

          SECTION 2.5 CAPITAL EXPENDITURE LOAN NOTE. Section 2.3 of the Credit Agreement is hereby amended by deleting in its entirety the last sentence of said Section and replacing it with the following:

               "The Capital Expenditure Loan shall be evidenced by a promissory note of the Borrower to the Lender in an amount equal to the Capital Expenditure Loan Amount, such promissory note to be in a form acceptable to the Lender (the "CAPITAL EXPENDITURE LOAN NOTE"). The Lender shall enter in its ledgers and records the payments made on the Revolving Note, Term Note A, Term Note B, Term Note C, Term Note D and the Capital Expenditure Note, and the amount of each Advance made and the payments made thereon, and the Lender is authorized by the Borrower to enter on a schedule attached to the Notes a record of such Advances and payments."

          SECTION 2.6 INTEREST ON CAPITAL EXPENDITURE LOAN NOTE. Section 2.4 of the Credit Agreement is hereby amended by adding the following new sentence immediately before the last sentence of said Section:

               "Interest shall accrue and be payable on the unpaid balance of the Capital Expenditure Loan Note at a floating rate per annum equal to the Reference Rate plus 1%; PROVIDED, HOWEVER, that upon the happening of any Event of Default, then, at the option of the Lender, the unpaid balance of the Capital Expenditure Loan Note shall thereafter bear interest at a floating rate per annum equal to the Reference Rate plus 3%."

          SECTION 2.7 REPAYMENT OF CAPITAL EXPENDITURE LOAN NOTE. Section 2.6 of the Credit Agreement is hereby amended by adding thereto a new subsection 2.6(f) to read as follows:

               "2.6(f) REPAYMENT OF CAPITAL EXPENDITURE LOAN NOTE.  Principal of
          the  Capital   Expenditure  Loans  shall  mature  and  be  payable  in
          consecutive equal monthly installments due on the first day of each month in an amount sufficient to fully amortize the aggregate principal balance of the Capital Expenditure Loans outstanding on the Capital Expenditure Loan Availability Termination Date by the last day of the twenty-fourth (24th) month following such date. Such payments shall commence on the first day of the first month to occur after the Capital Expenditure Loan Availability Termination Date and shall continue on the first day of each month thereafter until the Revolving Maturity Date, at which time a final balloon payment equal to the outstanding principal balance of the Capital Expenditure Loans outstanding on such date shall be due and payable. Borrower may, upon three Business Days' notice to the Lender, prepay the principal of the Capital Expenditure Loans in whole or in part without premium. Any partial prepayment of principal of the Capital Expenditure Loans shall be in a minimum amount of the lesser of (A) the outstanding principal balance of the Capital Expenditure Loans or (B) $25,000 or an integral multiple thereof, and shall be applied to the unpaid installments of the Capital Expenditure Loans in the inverse order of their maturities. Any principal of the Capital Expenditure Loans which is repaid may not be reborrowed. Any regularly scheduled payment due in respect of the Capital Expenditure Loans may be made with the proceeds of an Advance only if, immediately before and after giving effect to such payment, no Default or Event of Default then exists or would result therefrom. No portion of the Capital Expenditure Loans may be prepaid with the proceeds of any Advance."

          SECTION  2.8  AMENDMENT  OF CAPITAL  EXPENDITURES  NEGATIVE  COVENANT.
     Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 6.4 CAPITAL EXPENDITURES. The Borrowers will not make Capital Expenditures, on a consolidated basis, in an aggregate amount exceeding (a) $1,750,000 in the fiscal year ended December 31, 2001, and (b) $335,000 in any fiscal year thereafter."

          SECTION 2.9  AMENDMENT  OF TANGIBLE  CAPITAL BASE  NEGATIVE  COVENANT.
     Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 6.9 TANGIBLE CAPITAL BASE. The Borrower will not permit its Tangible Capital Base (the excess of its assets, excluding intangible assets, plus subordinated debt (which includes, without limitation, debt subordinated pursuant to the Subordination Agreements), over its liabilities, on a consolidated basis) to be less than the amount set forth below opposite the applicable measurement date set forth below:

            Applicable                              Minimum Tangible
          Measurement Date                            Capital Base
          ----------------                            ------------

          December 31, 2000                            $4,000,000

          December 31, 2001                            $4,500,000

          December 31, 2002 and each                   Required Tangible Capital
          December 31 thereafter                       Base Amount

          As used in this Section 6.9, the "Required Tangible Capital Base Amount" for any given measurement date is an amount equal to the sum of the minimum Tangible Capital Base required as of the immediately preceding measurement date, plus fifty percent (50%) of the consolidated Annual Net Profit realized by the Borrower since such immediately preceding measurement date (with any net loss counting as zero in such calculation)."

          SECTION 2.10 AMENDMENT OF FIXED CHARGE COVERAGE RATIO NEGATIVE COVENANT. Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 6.11 FIXED CHARGE COVERAGE RATIO.

                    (i) As of the last day of each period stated below, Borrower will not permit the Fixed Charge Coverage Ratio for such period to be less than the ratio stated below for such period:

                               PERIOD                              MINIMUM RATIO
                               ------                              -------------

               From 1/1/01 through and including 3/31/01           0.90 to 1.00
               From 1/1/01 through and including 6/30/01           1.00 to 1.00
               From 1/1/01 through and including 9/30/01           1.00 to 1.00
               From 1/1/01 through and including 12/31/01          1.00 to 1.00

                    (ii) Beginning with the fiscal quarter ending March 31, 2002, as of the last day of any fiscal quarter, Borrower will not permit the Fixed Charge Coverage Ratio for the four consecutive fiscal quarters ending on such date to be less than 1.10 to 1.00."

          SECTION  2.11  AMENDMENT  OF  DEBT  SERVICE  COVERAGE  RATIO  NEGATIVE
     COVENANT. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 6.12 DEBT SERVICE COVERAGE RATIO.

                    (i) As of the last day of each period stated below, Borrower will not permit the Debt Service Coverage Ratio for such period to be less than the ratio stated below for such period:

                               PERIOD                              MINIMUM RATIO
                               ------                              -------------

               From 1/1/01 through and including 3/31/01           0.90 to 1.00
               From 1/1/01 through and including 6/30/01           1.00 to 1.00
               From 1/1/01 through and including 9/30/01           1.00 to 1.00
               From 1/1/01 through and including 12/31/01          1.00 to 1.00


                    (ii) Beginning with the fiscal quarter ending March 31, 2002, as of the last day of any fiscal quarter, Borrower will not permit the Debt Service Coverage Ratio for the four consecutive fiscal quarters ending on such date to be less than 1.10 to 1.00."

     3. CONTINUING OBLIGATION; REPRESENTATIONS. To induce the Lender to enter into this Amendment, the Borrowers represent and warrant to the Lender as follows:

          SECTION 3.1 CONTINUING OBLIGATION. Borrowers acknowledge and agree that they remain obligated for the payment of indebtedness evidenced and secured by the Credit Agreement and the other Loan Documents, and agree to be bound by and to perform all of the covenants and agreements set forth in said documents and instruments, as the same may be amended by this Amendment.

          SECTION 3.2 REAFFIRMATION OF REPRESENTATIONS. Borrowers hereby restate and reaffirm all representations, warranties and covenants contained in the Credit Agreement and the Loan Documents, the same as if such covenants, representations and warranties were made by Borrowers on the date hereof.

     4. MERGER DOCUMENTS. Upon filing of the documents listed in Sections 1(e) and 1(g), and/or the documents listed in Sections 1(j) and 1(l), with the Arizona Secretary of State and the Delaware Secretary of State, respectively, Borrower agrees to promptly inform Lender of such filing, and Borrower further agrees to deliver to the Lender, within ten (10) days of such filing, true copies of such filed documents bearing proof of filing with the respective Secretaries of State.

     5. TRADEMARK REGISTRATION. Borrower covenants and agrees to deliver to Lender (a) as soon as possible and in any event not later than ten (10) days after Borrower's receipt of the same from the U.S. Patent and Trademark Office, the Certificate of Registration relating to its application for federal registration of its "Pizzarias" trademark, and (b) upon Lender's request, a Notice of Grant of Security Interest in Trademarks signed by PBI and relating to such trademark, in form and substance acceptable to Lender.

     6. FEES AND EXPENSES. The Borrowers agree to pay or reimburse the Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees, and out-of-pocket disbursements of Lender's legal counsel) incurred by the Lender in connection with this Amendment and related documents.

     7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts each of which shall be an original and all of which shall constitute but one and the same instrument.

     8. REFERENCES. All references to the Credit Agreement in any document or instrument are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Except as amended hereby, the provisions of the Credit Agreement shall remain unmodified and in full force and effect.

                  [Remainder of page intentionally left blank;
                             Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement be executed as of the day and year first above written.



BORROWERS:                         POORE BROTHERS, INC.,
                                   a Delaware corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS ARIZONA, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS DISTRIBUTING, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   TEJAS PB DISTRIBUTING, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS - BLUFFTON, LLC,
                                   a Delaware limited liability company
                                   (formerly known as Wabash Foods, LLC)

                                   By_________________________________
                                    Its_______________________________


                                   BOULDER NATURAL FOODS, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________

                                   BN FOODS, INC.,
                                   a Colorado corporation

                                   By_________________________________
                                    Its_______________________________


LENDER:                            U.S. BANK NATIONAL ASSOCIATION,
                                   a national banking association

                                   By_________________________________
                                    Its_______________________________

                ACKNOWLEDGMENT AND CONSENT OF SUBORDINATED LENDER

     WELLS FARGO SMALL BUSINESS INVESTMENT COMPANY, INC., a California corporation ("Wells Fargo") hereby acknowledges and agrees that (a) the attached Revolving Note and the increase in the Revolving Commitment Amount to $5,000,000 under the Credit Agreement (and any amounts borrowed by Borrowers pursuant to such increase), (b) the attached Capital Expenditure Loan Note and any amounts advanced against such Note, and (c) any other loans, advances or other financial accommodations now or hereafter made by the Lender to any one or more of the Borrowers (collectively, the "Additional Credit") shall constitute "Senior Debt" as that term is defined in that certain Subordination Agreement (Debt and Security) dated October 3, 1999 by and between Wells Fargo and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC, a Minnesota corporation, predecessor in interest to U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Subordination Agreement"). Accordingly, Wells Fargo hereby expressly acknowledges and agrees that any obligation now or hereafter owed by any one or more of the Borrowers to Wells Fargo is and shall be subordinate to the Additional Credit and the other Senior Debt in accordance with the terms and conditions set forth in the Subordination Agreement.


                                   WELLS FARGO SMALL BUSINESS
                                   INVESTMENT COMPANY, INC.

                                   By_________________________________
                                    Its_______________________________

                                 REVOLVING NOTE

$5,000,000                                                  ______________, 2001


     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and POORE BROTHERS - BLUFFTON, LLC (formerly known as Wabash Foods, LLC), a Delaware limited liability company ("PBB"), (PBI, PBAI, PBDI, Tejas and PBB each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds on the Revolving Maturity Date (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     This note is the Revolving Note referred to in the Credit Agreement dated as of October 3, 1999, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2000, as further amended by that certain Second Amendment to Credit Agreement dated as of March 1, 2001, and as further amended by that certain Third Amendment to Credit Agreement dated as of ___________, 2001 (as the same may be hereafter from time to time amended, restated or modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     This note is issued as replacement for, and not payment of, that certain Revolving Note dated as of March 1, 2001 made payable by the Borrowers to the order of Lender in the original principal amount of Four Million and No/100 Dollars ($4,000,000.00).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.


BORROWERS:                         POORE BROTHERS, INC.,
                                   a Delaware corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS ARIZONA, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS DISTRIBUTING, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   TEJAS PB DISTRIBUTING, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS - BLUFFTON, LLC,
                                   a Delaware limited liability company

                                   By_________________________________
                                    Its_______________________________


                                   BOULDER NATURAL FOODS, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   BN FOODS, INC.,
                                   a Colorado corporation

                                   By_________________________________
                                    Its_______________________________

                          CAPITAL EXPENDITURE LOAN NOTE

$500,000                                                   _______________, 2001


     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and POORE BROTHERS - BLUFFTON, LLC (formerly known as Wabash Foods, LLC), a Delaware limited liability company ("PBB"), (PBI, PBAI, PBDI, Tejas and PBB each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) or, if less, the aggregate unpaid principal amount of all Capital Expenditure Loans made by the Lender to the Borrower pursuant to the Credit Agreement referred to below, together with interest on the principal amount hereunder from the date hereof until this Note is fully paid at the rates from time to time in effect under the Credit Agreement.

     The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is the "Capital Expenditure Loan Note" referred to in the Credit Agreement dated as of October 3, 1999, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2000, as further amended by that certain Second Amendment to Credit Agreement dated as of March 1, 2001, and as further amended by that certain Third Amendment to Credit Agreement dated as of ___________, 2001 (as the same may be hereafter from time to time amended, restated or modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.


BORROWERS:                         POORE BROTHERS, INC.,
                                   a Delaware corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS ARIZONA, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS DISTRIBUTING, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   TEJAS PB DISTRIBUTING, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   POORE BROTHERS - BLUFFTON, LLC,
                                   a Delaware limited liability company

                                   By_________________________________
                                    Its_______________________________


                                   BOULDER NATURAL FOODS, INC.,
                                   an Arizona corporation

                                   By_________________________________
                                    Its_______________________________


                                   BN FOODS, INC.,
                                   a Colorado corporation

                                   By_________________________________
                                    Its_______________________________